Tradr 2X Long Innovation ETF
SCHEDULE OF INVESTMENTS
As of June 30, 2024 (Unaudited)

Value

Other Assets in Excess of Liabilities — 100.0%	$59,320,958
TOTAL NET ASSETS — 100.0%	$59,320,958

SWAP CONTRACTS
EQUITY SWAP CONTRACTS
		Pay/Receive					Premium	Unrealized
		Equity on		Pay/Receive	Termination	Notional	Paid	Appreciation
Counterparty	Description	Reference Entity	Financing Rate	Frequency	Date	Amount	(Received)	(Depreciation)

Cowen	ARK Innovation ETF	Receive	5.82% (OBRF01* + 50bps)	At Maturity	5/2/2025	$50,206,912	$-	$8,152,790
Clear Street	ARK Innovation ETF	Receive	5.87% (OBRF01* + 55bps)	At Maturity	6/27/2025	59,751,482	-	85,796
TOTAL EQUITY SWAP CONTRACTS								$8,238,586

*	OBFR01 - Overnight Bank Funding Rate, 5.32% as of June 30, 2024.

Allocation of Portfolio Holdings
Cash**	86%
Swaps	14%
Total	100%

**	Cash, cash equivalents and other assets less liabilities.